EXHIBIT 21.1


                          Subsidiaries of Foamex L.P.:
                          ----------------------------



1.   FCC:
     ----

     a)   Legal Name: Foamex Capital Corporation
     b)   State of Incorporation: Delaware
     c)   Ownership: Wholly owned by Foamex L.P.

2.   Foamex Canada, Inc.:
     --------------------

     a)   Legal Name: Foamex Canada, Inc.
     b)   Jurisdiction of Organization: Ontario, Canada
     c)   Ownership: Wholly owned by Foamex L.P.

3.   Latin America:
     --------------

     a)   Legal Name: Foamex Latin America, Inc.
     b)   State of Incorporation: Delaware
     c)   Ownership: Wholly owned by Foamex L.P.

4.   Foamex Mexico:
     --------------

     a)   Legal Name: Foamex Mexico, Inc.
     b)   State of Incorporation: Delaware
     c)   Ownership: Wholly owned by Latin America

5.   Foamex Mexico II:
     -----------------

     a)   Legal Name: Foamex Mexico II, Inc.
     b)   State of Incorporation: Delaware
     c)   Ownership: Wholly owned by Latin America

6.   Grupo Foamex:
     -------------

     a)   Legal Name: Grupo Foamex de Mexico, S.A. de C.V.
     b)   Jurisdiction of Incorporation: Mexico
     c)   Ownership: Owned 99.9% by Foamex Mexico; one share owned by Latin
          America

7.   TEFSA:
     ------

     a)   Legal Name: Transformacion de Espumas y Filetros, de C.V.
     b)   Jurisdiction of Incorporation: Mexico
     c)   Ownership: Owned 99.9% by Foamex Mexico; one share owned by Grupo
          Foamex
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8.   Foamex de Mexico:
     -----------------

     a)   Legal Name: Foamex de Mexico, S.A. de C.V.
     b)   Jurisdiction of Incorporation: Mexico
     c) Ownership: Owned 99.9% by Grupo Foamex Mexico; one share owned by Foamex Mexico II

9.   Colchones:
     ----------

     a)   Legal Name: Colchones y de Todo en Espuma, S.A. de C.V.
     b)   Jurisdiction of Incorporation: Mexico
     c) Ownership: Owned 99.9% by Foamex de Mexico; one share owned by Pablo Mijares Ortega

10.  Foamex Asia:
     ------------

     a)   Legal Name: Foamex Asia, Inc.
     b)   State of Incorporation: Delaware
     c)   Ownership: Wholly owned by Foamex L.P.

11.  General Felt:
     -------------

     a)   Legal Name: General Felt Industries, Inc.
     b)   State of Incorporation: Delaware
     c)   Ownership: Wholly owned by Foamex L.P.

12.  Foamex Fibers:
     --------------

     a)   Legal Name: Foamex Fibers, Inc.
     b)   State of Incorporation: Delaware
     c)   Ownership: Wholly owned by General Felt

13.  Foamex Delaware:
     ----------------

     a)   Legal Name: Foamex Delaware Inc. (formerly Foamex Brazil, Inc.)
     b)   State of Incorporation: Delaware
     c)   Ownership: Wholly owned by Foamex L.P.